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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported):  NOVEMBER 17, 2005


                             INTERLINE BRANDS, INC.
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             (Exact name of registrant as specified in its charter)


                                  DELAWARE
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                 (State or other jurisdiction of incorporation)


             001-32380                                   03-0542659
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      (Commission File Number)                (IRS Employer Identification No.)



 801 W. BAY STREET, JACKSONVILLE, FLORIDA                   32204
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 (Address of principal executive offices)                 (Zip Code)


         Registrant's telephone number, including area code:  (904) 421-1400


                                 NOT APPLICABLE
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          (Former name or former address, if changed since last report)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 5.02   DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;
            APPOINTMENT OF PRINCIPAL OFFICERS.

            On November 17, 2005, Interline Brands, Inc., a Delaware corporation (the "Registrant"), issued a press release announcing Christopher C. Behrens had resigned as a director effective on November 17, 2005. In addition, Mr. Behrens also resigned as a director of Interline Brands, Inc., a New Jersey corporation and a wholly-owned subsidiary of the Registrant. A copy of the press release announcing the resignation is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.


ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS.

            EXHIBIT
            NUMBER         DESCRIPTION
            -------        -----------
             99.1          Press Release of Interline Brands, Inc.,
                           dated November 17, 2005.



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                                   SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      INTERLINE BRANDS, INC.



                                      By: /s/ Laurence W. Howard, III
                                          --------------------------------------
                                          Name:  Laurence W. Howard, III
                                          Title: Vice President, General Counsel
                                                 and Secretary



Date: November 18, 2005


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                               INDEX TO EXHIBITS
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EXHIBIT
NUMBER        DESCRIPTION
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 99.1         Press Release of Interline Brands, Inc., dated November 17, 2005.